                                                                    Exhibit 10.1

                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement (the "SECOND AMENDMENT") is made as of this 29th day of July, 2004 by and among

     National City Business Credit, Inc. (f/k/a National City Commercial Finance, Inc.), an Ohio corporation with offices at 1965 E. Sixth Street, Cleveland, Ohio 44114, as administrative agent (in such capacity, herein the "ADMINISTRATIVE AGENT"), for the ratable benefit of the "REVOLVING CREDIT LENDERS", who are, at present, those financial institutions identified on the signature pages of this Second Amendment and who, in the future, are those Persons (if any) who become "Revolving Credit Lenders" in accordance with the provisions of the Loan Agreement (as defined below);

     National City Business Credit, Inc. (f/k/a National City Commercial Finance, Inc.), and Fleet Retail Group, Inc. (f/k/a Fleet Retail Finance Inc.), a Delaware corporation with offices at 40 Broad Street, Boston, Massachusetts 02109, as collateral agents (collectively, in such capacity, herein the "COLLATERAL AGENTS"), for the ratable benefit of the Revolving Credit Lenders,

            and

            National City Bank, as L/C Issuer (the "ISSUER");

            and

            The Revolving Credit Lenders;

            and

     Value City Department Stores, Inc. (in such capacity, the "LEAD BORROWER"), an Ohio corporation with its principal executive offices at 3241 Westerville Road, Columbus, Ohio 43224-3751, as agent for the following (individually, a "BORROWER" and collectively, the "BORROWERS"):

            Said Value City Department Stores, Inc. ("VALUE CITY"); and

            Shonac Corporation ("SHONAC"), an Ohio corporation with its principal executive offices at 4150 East Fifth Avenue, Columbus, Ohio 43219;

            DSW Shoe Warehouse, Inc. ("DSW"), a Missouri corporation with its principal executive offices at 4150 East Fifth Avenue, Columbus, Ohio 43219; and

            Gramex Retail Stores, Inc. ("GRAMEX"), a Delaware corporation with its principal executive offices at 3241 Westerville Road, Columbus, Ohio 43224; and

            Filene's Basement, Inc. ("FILENE'S"), a Delaware corporation with its principal executive offices at 3241 Westerville Road, Columbus, Ohio 43224-3751; and

                                                                    Exhibit 10.1


            Value City Limited Partnership ("VCLP"), an Ohio limited partnership with its principal executive offices at 3241 Westerville Road, Columbus, Ohio 43224-3751; and

            Value City of Michigan, Inc. ("VC MICHIGAN"), a Michigan corporation with its principal executive offices at 36901 Warren Road, Westland, Michigan 48185;

            GB Retailers, Inc. ("GBR"), a Delaware corporation with its principal executive offices at 3241 Westerville Road, Columbus, Ohio 43224; and

            Retail Ventures Jewelry, Inc. ("JEWELRY"), an Ohio corporation with its principal executive offices at 3241 Westerville Road, Columbus, Ohio 43224;

in consideration of the mutual covenants contained herein and benefits to be derived herefrom,

                              W I T N E S S E T H:

      A. Reference is hereby made to that certain Loan and Security Agreement dated as of June 11, 2002 (as the same has been, and may hereafter be, amended, modified, supplemented or restated, the "LOAN AGREEMENT") among (i) the Lead Borrower, (ii) the other Borrowers,
            (iii) the Revolving Credit Lenders, (iv) National City Business Credit, Inc. (f/k/a National City Commercial Finance, Inc.), as Administrative Agent for the Revolving Credit Lenders and as SwingLine Lender, (v) National City Business Credit, Inc. (f/k/a National City Commercial Finance, Inc.) and Fleet Retail Group, Inc. (f/k/a Fleet Retail Finance Inc.), as Collateral Agents for the Revolving Credit Lenders, and (vi) National City Bank, as Issuer, pursuant to which the Revolving Credit Lenders have extended to the Borrowers a senior secured revolving credit loan in the maximum principal amount of $350,000,000.00 (the "REVOLVING CREDIT");

      B. The Borrowers have requested the Revolving Credit Lenders to extend the Maturity Date of the Revolving Credit from June 11, 2005 to June 11, 2006 under the Loan Agreement.

      C. The Revolving Credit Lenders have agreed to extend the Maturity Date of the Revolving Credit, subject to the terms and conditions set forth herein.

      Accordingly, the parties hereto agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

                                                                    Exhibit 10.1

2. Amendment to Article 1 of Loan Agreement. The provisions of Article 1 of the Loan Agreement are hereby revised as follows:

      (a) The definition of "Maturity Date" is hereby deleted in its entirety and the following substituted in its stead:

            "MATURITY DATE": June 11, 2006.

3. Amendments to Exhibits to Loan Agreement. The Exhibits to the Loan Agreement are revised as follows:

      (a) Exhibit 2.23 [Revolving Credit Lenders' Commitments] is hereby amended and restated in its entirety in the form of Exhibit 2.23 attached hereto and incorporated by reference herein.

4. Representations and Warranties. The Borrowers hereby restate all representations, warranties, and covenants set forth in the Loan Agreement as of the date hereof. To the extent that any changes in any representations, warranties, and covenants require any amendments to the Exhibits to the Loan Agreement, such Exhibits are amended and restated, as evidenced by any replacement Exhibits annexed to this Second Amendment.

5. Conditions Precedent to Effectiveness. This Second Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

      (a) This Second Amendment shall have been duly executed and delivered by the Borrowers, the Revolving Credit Lenders and the other parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Administrative Agent and the Revolving Credit Lenders.

      (b) All action on the part of the Borrowers necessary for the valid execution, delivery and performance by the Borrowers of this Second Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

      (c) All documents, instruments and agreements in connection with the Term Loans, including, without limitation, a Second Amendment to Financing Agreement extending the maturity date of the Term Loans to June 11, 2006, as may be deemed necessary by the Administrative Agent shall have been duly executed and delivered by the Borrowers.

      (d) The Borrowers shall have paid to the Administrative Agent an amendment fee (the "AMENDMENT FEE") in an amount equal to 0.125% of the Revolving Credit Ceiling ($437,500.00). The Amendment Fee shall be fully earned and payable by the Borrowers to the Administrative Agent, for its account and for the account of the other

                                                                    Exhibit 10.1

            Revolving Credit Lenders, in full on the date of this Second Amendment. The Amendment Fee shall not be subject to refund or rebate under any circumstances.

      (e) All costs and expenses incurred by the Agent in connection with the preparation and negotiation of this Second Amendment and related documents (including the fees and expenses of counsel to the Agent) shall have been paid in full.

      (f)   No Default or Event of Default shall be then occurring.

      (g) The Borrowers shall have executed and delivered to the Administrative Agent such other documents, instruments, and agreements as may be reasonably required by the Administrative Agent.

6. Consent to Extension of Term Loans. Upon satisfaction of all of the conditions precedent to the effectiveness of this Second Amendment, the Revolving Credit Lenders shall be deemed to have given their consent to the extension of the maturity date of the Term Loans from June 11, 2005 to June 11, 2006 in accordance with the terms of the Second Amendment to Financing Agreement among the Borrowers and CCM.

7.    Miscellaneous.

      (a) This Second Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

      (b) This Second Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

      (c) Any determination that any provision of this Second Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Second Amendment.

      (d) The Borrowers shall pay on demand all costs and expenses of the Agent, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this Second Amendment.

                            [SIGNATURE PAGES FOLLOW]

                                                                    Exhibit 10.1

      IN WITNESS WHEREOF, the parties have duly executed this Second Amendment as of the day and year first above written.

PARENT:                             RETAIL VENTURES, INC.


                                    By:  /s/ James A. McGrady
                                         ---------------------------------------
                                    Name: James A. McGrady
                                    Title:Chief Financial Officer

BORROWERS:                          VALUE CITY DEPARTMENT STORES, INC.


                                    By:  /s/ James A. McGrady
                                         ---------------------------------------
                                    Name: James A. McGrady
                                    Title:Chief Financial Officer

                                    SHONAC CORPORATION


                                    By:  /s/ James A. McGrady
                                         ---------------------------------------
                                    Name: James A. McGrady
                                    Title:Chief Financial Officer

                                    DSW SHOE WAREHOUSE, INC.


                                    By:  /s/ James A. McGrady
                                         ---------------------------------------
                                    Name: James A. McGrady
                                    Title:Chief Financial Officer

                                    GRAMEX RETAIL STORES, INC.


                                    By:  /s/ James A. McGrady
                                         ---------------------------------------
                                    Name: James A. McGrady
                                    Title:Chief Financial Officer

                                                                    Exhibit 10.1

                                    FILENE'S BASEMENT, INC.


                                    By:  /s/ James A. McGrady
                                         ---------------------------------------
                                    Name: James A. McGrady
                                    Title:Chief Financial Officer


                                    VALUE CITY LIMITED PARTNERSHIP

                                    By: Westerville Road GP, Inc., its
                                    General Partner


                                    By:  /s/ James A. McGrady
                                         ---------------------------------------
                                    Name: James A. McGrady
                                    Title:Chief Financial Officer

                                    VALUE CITY OF MICHIGAN, INC.


                                    By:  /s/ James A. McGrady
                                         ---------------------------------------
                                    Name: James A. McGrady
                                    Title:Chief Financial Officer

                                    GB RETAILERS, INC.


                                    By:  /s/ James A. McGrady
                                         ---------------------------------------
                                    Name: James A. McGrady
                                    Title:Chief Financial Officer


                                    RETAIL VENTURES JEWELRY,  INC.


                                    By:  /s/ James A. McGrady
                                         ---------------------------------------
                                    Name: James A. McGrady
                                    Title:Chief Financial Officer

                                                                    Exhibit 10.1

                                    NATIONAL CITY BUSINESS CREDIT, INC.
                                    (f/k/a National City Commercial
                                    Finance, Inc.)
                                    (ADMINISTRATIVE AGENT, COLLATERAL AGENT AND
                                    REVOLVING CREDIT LENDER)


                                    By:
                                         ---------------------------------------
                                    Name:
                                    Title:


                                    NATIONAL CITY BANK
                                    (ISSUER)


                                    By:
                                         ---------------------------------------
                                    Name:
                                    Title:


                                    FLEET RETAIL GROUP, INC. (f/k/a Fleet
                                    Retail Finance Inc.)
                                    (COLLATERAL AGENT AND REVOLVING CREDIT
                                    LENDER)


                                    By:  /s/ James R. Dore
                                         ---------------------------------------
                                    Name: James R. Dore
                                    Title: Managing Director

                                    WELLS FARGO RETAIL FINANCE LLC


                                    By:
                                         ---------------------------------------
                                    Name:
                                    Title:


                                    THE CIT GROUP/BUSINESS CREDIT, INC.


                                    By:
                                         ---------------------------------------
                                    Name:
                                    Title:

                                                                    Exhibit 10.1

                                    AMSOUTH BANK


                                    By:
                                         ---------------------------------------
                                    Name:
                                    Title:


                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    By:
                                         ---------------------------------------
                                    Name:
                                    Title:


                                    HSBC BUSINESS CREDIT (USA), INC.


                                    By:
                                         ---------------------------------------
                                    Name:
                                    Title:


                                    WEBSTER BUSINESS CREDIT CORPORATION


                                    By:
                                         ---------------------------------------
                                    Name:
                                    Title:


                                    LASALLE BANK NATIONAL ASSOCIATION


                                    By:
                                         ---------------------------------------
                                    Name:
                                    Title:


                                    PNC BANK, National Association

                                    By:
                                         ---------------------------------------
                                    Name:
                                    Title:

                                                                    Exhibit 10.1


                                    SIEMENS FINANCIAL SERVICES, INC.


                                    By:
                                         ---------------------------------------
                                    Name:
                                    Title: